March 23, 1995
Securities and Exchange Commission
450 5th Street N.W.
Washington, D.C.  20549
Re:  Bausch & Lomb Incorporated
		File No. 1-4105
Dear Sirs:
On behalf of Bausch & Lomb Incorporated (the
"Company"), proxy materials of the Company for its
annual meeting of shareholders to be held on April 25,
1995 are being transmitted electronically to you, in
accordance with EDGAR, for filing pursuant to Rule 14a-
6(b) of Regulation 14A promulgated under the Securities
Exchange Act of 1934. The proxy materials consist of
Schedule 14A, Notice of Meeting, Proxy Statement, Form
of Proxy, a cover letter to shareholders and a
reservation card.  It is intended that copies of the
proxy materials will be mailed to shareholders on
Friday, March 17, 1995.
The filing fee of $125.00 has been transferred to the
Commission's account at Mellon Bank in Pittsburgh,
Pennsylvania.
The Company's 1994 Annual Report to its shareholders,
which will accompany the proxy materials being sent to
shareholders, was filed electronically on March __,
1995 for the Commission's information pursuant to Rule
14a-3(c) of Regulation 14A by Daniels Printing Company
in a separate transmission.
Pursuant to Rule 901(d) of Regulation S-T, one paper
copy of this filing will be submitted to the Commission
within six business days of this date.  Paper copies of
this filing have been sent to the New York Stock
Exchange (to satisfy Rule 14a-6(b) and the rules of the
New York Stock Exchange) and Charles C. Leber, the
Company's Branch Chief in the Division of Corporation
Finance (to satisfy Rule 304(d) of Regulation ST).
If you have any questions relating to this letter,
please contact Jean F. Geisel, Assistant Secretary of
the Company, at (716) 338-6010. Very truly yours,
/s/ Stephen A. Hellrung
Stephen A. Hellrung
Vice President, Secretary and General Counsel
Paper copies to:
Securities and Exchange Commission
Charles C. Leber, Division Branch Chief
	(Via Overnight Courier)
	New York Stock Exchange
Rick Wohlmacher (Via Overnight Courier)



THIS CONFORMING PAPER FORMAT IS BEING SUBMITTED
PURSUANT
		TO RULE 901(D) OF REGULATION S-T
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant  X
Filed by a Party other than the Registrant  __
Check the appropriate box:
/_ /  Preliminary Proxy Statement


/X /  Definitive Proxy Statement
/_ /  Definitive Additional Materials
/_ /  Soliciting Material Pursuant to Section 240.14a-
11(c) or Section 240.14a-12
Bausch & Lomb Incorporated
(Name of Registrant as Specified In Its Charter)
Stephen A. Hellrung
(Name of Person(s) Filing Proxy Statement)
Payment of Filing Fee (Check the appropriate box):
/X /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a
6(i)(1), or 14a-6(j)(2)
/_ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/_ /  Fee computed on table below per Exchange Act Rules
14a6(i)(4) and 0-11
1) Title of each class of securities to which transaction applies: Common Stock
2) Aggregate number of securities to which transaction applies: ________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
N/A
4)  Proposed maximum aggregate value of transaction:  N/A
* Set forth the amount on which the filing fee is calculated and state how it was determined.
/_ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)  Amount Previously Paid:  N/A



2)  Form, Schedule or Registration Statement
No.: N/A
3)  Filing Party:  N/A


4)  Date Filed:  N/A
Notes:

NOTICE OF
ANNUAL
MEETING and
	PROXY
STATEMENT
	1995
BAUSCH & LOMB
One Chase Square
Rochester, New York  14604

March 23, 1995
Dear Shareholder:


You are cordially invited to attend the 1995 annual meeting of shareholders to be held in Rochester, New
York, on Tuesday, April 25, at 10:30 a.m.
In addition to discussing 1994 developments within the Company, shareholders will consider and act upon matters described in detail in the attached notice of meeting and proxy statement.
Regardless of your plans for attending in person, your vote is important and we would appreciate the prompt return of your signed proxy card in the enclosed envelope.
I hope you will be present at this year's meeting. If you plan to attend, please also sign and return the enclosed reservation card.
Sincerely,
[DEG Signature]

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
The annual meeting of shareholders of Bausch & Lomb
Incorporated will be held at the Hyatt Regency Rochester, 125 East Main Street, Rochester, New York, on Tuesday,
April 25, 1995, at 10:30 a.m. for the following purposes:
1. To elect three directors to the class whose term will expire in 1998.
2. To ratify the appointment of Price Waterhouse LLP as independent accountants for 1995.
3. To transact such other business as may properly come before the meeting or any adjournment thereof.
The Board of Directors has fixed the close of business on March 10, 1995 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the meeting.
Shareholders are requested to sign, date and return the enclosed proxy card promptly to ensure its arrival in time for the meeting. If you plan to attend the meeting, please also sign, date and return the reservation card.
The accompanying envelope will not require postage if mailed in the United States.
By Order of the Board of Directors
Stephen A. Hellrung, Secretary
March 23, 1995
Rochester, New York
PROXY STATEMENT
The enclosed proxy is solicited by authority granted by the Board of Directors of the Company on February 28, 1995. When a proxy is returned properly signed, the shares represented thereby will be voted by the proxies in accordance with the shareholder's directions. If the proxy is signed and returned without choices having been specified, the shares will be voted for the election as directors of the persons named herein and for the ratification of the appointment of Price Waterhouse LLP as independent accountants for 1995. If for any reason any of the nominees for election as directors shall become unavailable for election, discretionary authority may be exercised by the proxies to vote for substitutes proposed by the Board of Directors of the Company.
If a shareholder is a participant in the Bausch & Lomb
Savings Plus Plan or the Dahlberg Incentive Savings Plan, the proxy represents the shares held in such Plans as well as shares registered in the shareholder's name. If a proxy representing shares in the Bausch & Lomb Plan is not returned, those shares will be voted by the trustee of the Plan in accordance with the direction of the majority of shares voted by other participants in the Plan. If a proxy representing shares in the Dahlberg
Plan is not returned, those shares will be voted by the trustee of the Plan in the same proportion as those shares for which proxies have been received.
A shareholder giving a proxy has the right to revoke it at any time before it is voted by filing with the Secretary of the Company a written notice of revocation, or a duly executed later-dated proxy, or by requesting return of the proxy at the annual meeting of shareholders and voting in person.
Only record holders of voting Common and Class B stock at the close of business on March 10, 1995 are entitled to notice of, and to vote at, the annual meeting of shareholders. As of February 28, 1995, the Company had outstanding 58,176,939 shares of voting stock consisting of 57,352,292 shares of Common stock and 824,647 shares of Class B stock, each entitled to one vote per share at the annual meeting of shareholders.
The approximate date on which the enclosed form of proxy and this proxy statement are first being sent to shareholders is March 23, 1995.
Board of Directors
The Board of Directors of the Company met six times in 1994. All of the directors attended 75% or more of the aggregate number of applicable Board and committee meetings held during the year.
Board members who are not employees of the Company receive an annual retainer of $25,000, a fee of $2,000 for each Board meeting, $1,000 for each committee meeting held on the same day as a Board meeting, and $2,000 for each committee meeting held on a day other than a Board meeting day. In addition, Board members who chair committees and are not employees of the Company receive a $3,000 annual fee.
Under the 1990 Stock Incentive Plan, each year non-employee directors also receive non-qualified, fully vested options to purchase shares of Class B stock of the Company. The number of options is determined by a fixed formula set forth in the Plan, and the exercise price of all such options is determined by the market value of the Company's Common stock on the date of grant. For fiscal year 1994, each nonemployee director was granted 2,399 options for Class B shares.
The Company maintains a charitable contribution program, under which charitable contributions in the amount of $250,000 are made on behalf of each director who attains five years of service with the Company, payable at the director's death. The Company maintains insurance on the lives of its directors to fund this program and requires that each organization designated by a director to receive a contribution be a bona fide, tax-exempt charitable organization.
Committees of the Board
The Board has established four standing committees to assist it in carrying out its responsibilities: the Executive Committee, Audit Committee, Committee on
Directors and Committee on Management.
The members of the Executive Committee are Franklin E.
Agnew, William Balderston III, Daniel E. Gill, John R.
Purcell and Robert L. Tarnow. This Committee met three times in 1994 and, with certain exceptions, possesses all of the authority of the full Board.
The members of the Audit Committee are Linda Johnson
Rice, Alvin W. Trivelpiece and Kenneth L. Wolfe.  This
Committee has responsibility for reviewing the scope and results of the independent accountants' annual examination of the Company's consolidated financial statements; reviewing the overall adequacy of internal controls with the Company's internal auditors;
recommending to the Board of Directors the appointment of the independent accountants; and providing for direct communications between the Board of Directors and the independent accountants and internal auditors. The
Committee met three times in 1994.
The members of the Committee on Directors are Franklin E.
Agnew, William Balderston III, John R. Purcell and Robert
L. Tarnow. The Committee, which met two times in 1994, is responsible for making recommendations to the Board on all matters relating to directors, including compensation of directors and composition of the Board of Directors.
It also considers nominees for directors, including those recommended by shareholders. The Company's By-Laws provide that shareholder submissions must include sufficient biographical information concerning the recommended individual, including age, address, employment history and board memberships, if any.
Shareholder recommendations must be received at the above offices of the Company no fewer than 90 days prior to the date of the annual meeting of shareholders to be considered for nomination at such annual meeting. The
ByLaws also provide that any candidate
nominated must submit a signed statement to the Secretary of the Company that he or she consents to being a nominee and, if elected, intends to serve as a director. Such statement must be received by the Secretary of the Company at least 24 hours prior to the date of the annual meeting of shareholders at which the election will be conducted.
The members of the Committee on Management are Bradford
R. Boss, Ruth R. McMullin and William H. Waltrip.  This
Committee has general responsibility for recommending to the Board remuneration for the Chief Executive Officer and determining the remuneration of other officers elected by the Board; approval of payments under the Company's Executive Incentive Compensation Plan; granting options under and otherwise administering the Company's stock incentive plans; and approving and administering any other compensation plans in which officers elected by the Board are eligible to participate. The Committee also reviews and ensures that a process is in place to provide continuity and succession of officers and key employees. The Committee met five times in 1994.
Election of Directors
The Board of Directors currently has 12 members and, pursuant to the Company's By-Laws, is divided into three classes, for which the terms of office will expire, respectively, on the dates of the annual meetings of shareholders in 1995, 1996 and 1997. One class is elected each year to serve for three years.
It is the policy of the Company that when a director reaches age 70 during his or her term of office, he or she shall retire as a director effective on the date of the next annual meeting of shareholders. In accordance with this policy, Mr. Robert L. Tarnow, who has been a director of the Company since 1984, will be retiring from service on the Board of Directors at the time of the annual meeting of shareholders.
The directors whose terms expire at the 1995 annual meeting of shareholders are William Balderston III, Bradford R. Boss and Kenneth L. Wolfe. Ronald L.
Zarrella, whose term also would have expired at that time, resigned from the Company on November 30, 1994.
The Board of Directors has accordingly fixed the number of directors to be elected at the 1995
Annual Meeting of Shareholders at three.  Messrs.
Balderston, Boss and Wolfe are nominated to stand for re-election to serve until the 1998 annual meeting.
Directors are elected by a plurality of the votes cast by the holders of the Company's Common and Class B stock at a meeting at which a quorum of shares is represented.
This means that those nominees receiving the largest number of votes cast are elected, up to the maximum number of directors to be elected at the meeting. As a result, any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact on the election of directors, except to the extent that the failure to vote for a particular nominee may result in another nominee receiving a larger number of votes.
The names of, and certain information with respect to, the persons nominated for election as directors, as well as those directors continuing in office, are presented below.


Nominees for Election as Directors - Term Expiring
1998
[Picture of	William Balderston III
William Balderston III]  Director Since: 1989


Age:  67
Stock Owned: 12,238 shares
(includes 9,838 options)
Principal Occupation:  Retired.  Formerly Executive Vice
President, The Chase Manhattan Bank, N.A.
General Background:  Mr. Balderston held various
executive positions from 1966 until his retirement in
1993 with The Chase Manhattan Bank and its predecessor
banks.  He was elected president of Chase Lincoln First
Bank in 1980, chief
executive officer in 1984 and chairman in 1986.  He was
named executive vice president of The Chase Manhattan
Bank and vice chairman of Chase Lincoln First Bank in
1991.  Mr. Balderston is a director of Rochester Gas and
Electric Corporation and Home Properties of New York,
Inc.
[Picture of	Bradford R. Boss


Bradford R. Boss]	Director Since:  1986
Age:  62
Stock Owned: 15,108 shares
(includes 11,908 options)
Principal Occupation:  Chairman of the Board, A. T.
Cross Company.
General Background:    Mr. Boss has served since 1979 as
chairman of the board and from 1979 to 1993 as chief
executive officer of the A. T. Cross Company, a
manufacturer of writing instruments.  From 1971 to 1979
he served as president.  Mr. Boss is a director of Fleet
Financial Group, Inc.
[Picture of	Kenneth L. Wolfe


Kenneth L. Wolfe]	Director Since:
1989
	Age: 56
Stock Owned: 12,056
shares (includes
9,838 options)


Principal Occupation:  Chairman of the Board and Chief
Executive Officer, Hershey Foods Corporation.
General Background:    Mr. Wolfe has served since 1994 as
chairman and chief executive officer of Hershey Foods
Corporation, a food products manufacturing firm. He joined that firm in 1968 and held various executive positions before being appointed vice president and chief financial officer in 1981. In 1984, Mr. Wolfe was named senior vice president. From 1985 until 1993, he was president and chief operating officer. Mr. Wolfe is a director of the Hershey Trust Company.

Directors Continuing in Office
Term Expiring 1996

[Picture of	Jay T. Holmes
Jay T. Holmes]	Director Since:  1986
Age:  52
Stock Owned: 122,624 shares
(includes 64,208 options)
Principal Occupation:  Executive Vice President and Chief
Administrative Officer, Bausch & Lomb Incorporated.
General Background:    Mr. Holmes joined Bausch & Lomb in
1981 as vice president, general counsel and secretary.
He was named senior vice president - corporate affairs
and secretary in 1983, chief administrative officer in
December 1994 and executive vice president in March 1995.
From 1971 to 1981, he held several positions in the law
division of A. E. Staley Manufacturing Company and, for
the last six of those years, served as its general
counsel.  Mr. Holmes is a director of Rochester Gas and
Electric Corporation and Blue Cross and Blue Shield of
the Rochester Area.
[Picture of	John R. Purcell
John R. Purcell]	Director Since:  1976
Age:  63
Stock Owned: 21,908 shares
(includes 11,908 options)
Principal Occupation:  Chairman and Chief Executive
Officer, Grenadier Associates, Ltd.
General Background:     Mr. Purcell has served since 1989
as chairman and chief executive officer of Grenadier
Associates, Ltd., a venture banking firm.  Since 1991, he
has also served as chairman of Donnelley Marketing, Inc.,
a data-based direct marketing company.  From 1987 until
1990, he served as chairman of Mindscape, Inc., an
educational and entertainment computer software company.
Mr. Purcell served from 1982 until 1986 as chairman and
president of SFN Companies, Inc., a communications
company.  Prior to that he served as executive vice
president of CBS, Inc. and as vice president, finance of
Gannett Co., Inc.  He is a director of Omnicom Group,
Inc., Playboy Enterprises, Inc., Donnelley Marketing,
Inc. and Technology Solutions Company.
[Picture of	Alvin W. Trivelpiece, Ph.D.
Alvin W. Trivelpiece]	Director Since:  1989
Age:  64
Stock Owned: 12,480 shares
(includes 8,980 options)
Principal Occupation:  Director, Oak Ridge National
Laboratory and Vice President, Martin Marietta Energy
Systems, Inc.
General Background:    Dr. Trivelpiece has served since
1989 as director of the Oak Ridge National Laboratory, a multiprogram science and energy research laboratory managed by Martin Marietta Energy Systems, Inc. for the
U.S. Department of Energy. He also serves as a vice president of Martin Marietta Energy Systems, Inc., which manages several other Department of Energy facilities.
He was director of the Office of Energy Research for the U.S. Department of Energy from 1981 to 1987. From 1987 to 1989,


he was the executive officer of the American
Association for the Advancement of Science.
[Picture of	William H. Waltrip


William H. Waltrip]	Director Since:  1985
Age:  57
Stock Owned: 11,376 shares
(includes 8,980 options)
Principal Occupation:  Chairman and Chief Executive
Officer, Technology Solutions Company.
General Background: Mr. Waltrip has served since 1993 as chairman and chief executive officer of Technology
Solutions Company, a systems integration company. He was chairman and chief executive officer of Biggers Brothers, Inc., a food service distribution company, from 1991 to 1993, and was a consultant to private industry from 1988 to 1991. From 1985 to 1988, he served as president and chief operating officer of IU International Corporation, a transportation, environmental and distribution company. Earlier, he had been president, chief executive officer and a director of Purolator Courier Corporation. He is a director of Recognition Equipment, Inc., Teachers Insurance and
Annuity Association and Thomas & Betts Corporation.

Directors Continuing in Office
Term Expiring 1997
[Picture of	Franklin E. Agnew


Franklin E. Agnew]	Director Since:  1982
Age:  60
Stock Owned: 15,908 shares
(includes 11,908 options)
Principal Occupation:  Business Consultant.
General Background:    Mr. Agnew serves as a business
consultant to private industry. From 1989 until 1990, Mr. Agnew was trustee in reorganization of Sharon Steel
Corporation. From 1971 until 1986, Mr. Agnew was a director of H. J. Heinz Company, a worldwide provider of processed food products and services, and from 1973 until 1986 was a group executive with responsibility for various Heinz affiliates. Mr. Agnew is a director of John Wiley &
Sons, Inc. and Prudential Insurance Company.


[Picture of		Daniel E. Gill
Daniel E. Gill]		Director Since:  1978
		Age:  58
Stock Owned: 398,418
shares (includes 256,668
options)
Principal Occupation:  Chairman and Chief Executive
Officer, Bausch & Lomb Incorporated.
General Background:  Mr. Gill has served as chief
executive officer of the Company since 1981 and was named
chairman in 1982.  He joined Bausch & Lomb in 1978 and
was named chief operating officer of the Company in 1980.
Mr. Gill came
to Bausch & Lomb from Abbott Laboratories, where he had
been president of the Hospital Products Division and a
corporate vice president.  Mr. Gill is a director of
Reebok International Ltd. and Frontier Corp.
[Picture of	Ruth R. McMullin
Ruth R. McMullin]	Director Since:  1987
Age:  53
Stock Owned: 14,631 shares
(includes 8,838 options)
Principal Occupation:  Management Fellow, Yale School of
Management.
General Background:  Mrs. McMullin joined the faculty of
the Yale School of Management, with her appointment as a
Management Fellow in the fall of 1994.  From 1992 to
March 1994 she was president and chief executive officer
of the Harvard Business School Publishing Corporation.
From 1990 to 1992, Mrs. McMullin was a consultant to
private industry, and from 1991 to 1992 she was also
acting chief executive officer of UNR Industries, Inc.
and a member of that company's chairman's committee.
From 1989 to 1990, Mrs. McMullin was president and chief
executive officer of John Wiley & Sons, Inc., a
publishing company.  She joined that company as executive
vice president and chief operating officer in	1987.
She is a director of Fleet
Financial Group, Inc., Middlesex Mutual Assurance Company
and UNR Industries, Inc.
[Picture of	Linda Johnson Rice


Linda Johnson Rice]	Director Since:
1990
	Age:  37
Stock Owned: 10,980
shares (includes
8,980 options)


Principal Occupation:  President and Chief Operating
Officer, Johnson Publishing Company, Inc.
General Background: Mrs. Johnson Rice is president and chief operating officer of Johnson Publishing Company.
In addition to management of the Company, she oversees the editorial content of Ebony, Jet and Ebony Man magazines. She is also creative consultant for Fashion
Fair Cosmetics, a division of Johnson Publishing.  Mrs.
Johnson Rice is a director of Bank of America Illinois and The Dial Corp.

Security Ownership of Certain Beneficial
Owners and Management
Beneficial Owners of More than 5% of the Company's
Voting Stock
		Percent of
Name and Address
Outstanding
of Beneficial Owners	Number of Shares	Voting
Stock



J.P. Morgan & Co.,       6,759,435 <F1>
11.4%
 Incorporated
60 Wall Street
New York, NY  10260
Lazard Freres & Co.      3,445,895 <F2>
5.8% One Rockefeller Plaza


New York, NY  10020

<F1> Shares are as of December 30, 1994 and include
3,973,550 shares with respect to which there is sole power to vote; 24,870 shares with respect to which there is shared power to vote; 6,729,265 shares with respect to which there is sole power of disposition; and 30,170 shares with respect to which there is shared power of disposition.
<F2> Shares are as of February 14, 1995 and include
2,669,345 shares with respect to which there is sole power to vote and 3,439,895 to which there is sole power of disposition.

Security Ownership of Management
Presented below is information concerning the amount of Company stock beneficially owned by each director and director nominee, each non-director officer named in the Summary Compensation Table appearing on page 22, and all directors and officers of the Company as a group. All numbers stated are as of February 28, 1995, and include beneficial ownership of shares of Common and Class B stock, which are identical with respect to dividend and liquidation rights and vote together as a single class for all purposes.
Except for Class B stock, which is transferable only in accordance with the terms of the Company's Stock Incentive
Plan under which it was acquired, and except as otherwise indicated, sole voting and investment power exists with respect to all shares listed as beneficially owned. No individual named below beneficially owns more than 1% of the Company's outstanding voting stock, and the shares beneficially owned by all directors and officers as a group constitute 3.1% of the Company's outstanding voting stock.

	Name of                           Amount and Nature
Beneficial Owner                   of Beneficial Ownership
Franklin E. Agnew                          15,908
<F1>
William Balderston III                     12,238
<F2>
Bradford R. Boss                           15,108
<F1>
James C. Foster                            35,906
<F3>
Daniel E. Gill                            398,418
<F4>
Jay T. Holmes                             122,624
<F5>
James E. Kanaley                          108,507
<F6>
Ruth R. McMullin                         	 14,631
<F7>
John R. Purcell                           	21,908
<F1>
Linda Johnson Rice                        	10,980
<F8>
Carl E. Sassano                           	62,956
<F9>
Robert L. Tarnow                          	16,243
<F2>
Alvin W. Trivelpiece                      	12,480
<F8>
William H. Waltrip                        	11,376
<F8>
Kenneth L. Wolfe                          	12,056
<F2>
Ronald L. Zarrella                        	36,064
<F10>
All Directors and Officers              1,819,776
as a group (37 persons)

<F1>	Includes 11,908 shares which may be acquired
within
60 days through the exercise of stock options.
<F2>	Includes 9,838 shares which may be acquired
within
60 days through the exercise of stock options.
<F3>	Includes 18,029 shares which may be acquired
within
60 days through the exercise of stock options.
<F4>	Includes 256,668 shares and 7,188 shares,
respectively, which may be acquired within 60 days through
the exercise of stock options and acquired under the
Savings Plus Plan.
<F5>	Includes 64,208 shares and 2,888 shares,
respectively, which may be acquired within 60 days through
the exercise of stock options and acquired under the
Savings Plus Plan.
<F6>	Includes 70,374 shares and 3,179 shares,
respectively, which may be acquired within 60 days through
the exercise of stock options and acquired under the
Savings Plus Plan.
<F7>	Includes 8,838 shares which may be acquired
within
60 days through the exercise of stock options.
<F8>	Includes 8,980 shares which may be acquired
within
60 days through the exercise of stock options.
<F9>	Includes 27,356 shares and 3,088 shares,
respectively, which may be acquired within 60 days through
the exercise of stock options and acquired under the
Savings Plus Plan.
<F10>	Includes 1,497 shares which may be acquired
under
the Savings Plus Plan.

The Company's directors and officers are required to file reports with the Securities and Exchange Commission concerning their ownership of Company stock. Based on its review of such reports, the Company believes that all filing requirements were met by its directors and officers during 1994.
Executive Compensation
Report of the Committee on Management
The Committee on Management of the Board of Directors, composed of three non-employee directors of the Company, is charged with overseeing executive compensation, the organizational structure of the Company, and continuity of the organization through succession planning for senior executive positions in the Company. The Committee meets at least three times a year and reviews and approves the design of executive incentive and stock plans, reviews and approves individual awards for senior officers of the Company, reviews the planning and progress of any management changes in the organization, ensures that there is a process in place for management continuity, and reviews succession plans for all officer positions and other key employees. A key function of the Committee on Management is evaluating, and establishing performance criteria for, the Chief Executive Officer.
In 1994, the Committee recommended, and the Board approved, a new process for formally evaluating the Chief
Executive Officer. The first performance cycle will be 1995. Factors considered, on an unweighted basis, will include strategic direction, financial/operating results, organizational leadership and internal/external relations.
In 1994, the Committee met five times. In advance of each meeting, management reviews the agenda with the Committee
Chair and, prior to the meeting, each Committee member receives a complete briefing book, which details each topic to be considered by the Committee. The Committee
Chair briefs the full Board of Directors on any key actions and discussion.
The Company's operating performance in 1994 was well below the objectives established by the Board and management.
As explained in the following sections, the Company's compensation philosophy -- making significant portions of compensation contingent on performance -- resulted in significant reductions in 1994 annual, long-term and stock incentive awards compared to levels in prior years.
In conjunction with the Company's reexamination of certain sales reported in 1993, including those relating to marketing programs in the U.S. Contact Lens Division, certain items were identified as having been inappropriately recorded as sales. These items are not, however, believed to be material to the Company's 1993 fullyear results. The Committee on Management reexamined
1993 annual and long-term incentive awards in light of such accounting issues. The Committee on Management concluded that any positive impact of those items on 1993 awards was more than offset by their adverse impact on 1994 performance and on 1994 awards.
Compensation Philosophy and Policy
The Executive Compensation Plan at Bausch & Lomb is designed to reward and motivate executives responsible for attaining financial and strategic objectives which are essential for Bausch & Lomb's success and for continued growth in shareholder value. The Plan is also structured to attract and retain the highest caliber executives.
The Bausch & Lomb program provides a competitive level of total compensation opportunity and offers incentive and equity ownership opportunities closely linked to annual and long-term Company performance and to shareholder returns. The Company believes that it is in the best interest of its shareholders to reward executives through the use of such incentive programs when performance expectations are achieved.
To maintain a competitive level of compensation, the Company commissions an independent consulting firm to conduct an annual survey of executive compensation in a group of 14 companies engaged in production of prescription and over-thecounter health care products. This annual survey compares Bausch & Lomb's total executive compensation opportunity (salary and short- and long-term incentives) to the compensation of matched jobs in the peer group of companies, based on the relative size of the company or the division which the executive leads. The study includes base compensation, as well as annual incentives and longterm incentives, including stock-based compensation. The aggregate compensation package is targeted to pay at the 66th percentile of the peer group of companies, but only if performance criteria are achieved (i.e., if financial performance and stock appreciation meet expectations). The relative financial performance of Bausch & Lomb and its peer group, together with the compensation survey results, are reviewed by the Committee at least annually.
The surveyed companies were selected based on the following criteria: (i) the similarity of their product lines to those of Bausch & Lomb; (ii) the competitive market for executive talent; and (iii) the availability of compensation data provided confidentially to a third party. Thus, while a majority of the companies included in the compensation survey are also part of the industry group presented in the Performance Graph on page 32, the groups are not identical.
After considering the survey data, business objectives, and compensation philosophy and strategy, the Committee determines targeted levels of base compensation, long- and short-term incentives, and stock options for the officers of the Company. In approving salary and incentive payments for individuals other than Mr. Gill, the Committee also considers recommendations made by Mr.
Gill.
The compensation plan for executives is reviewed for its total value and for its mix of compensation vehicles.
For the senior officers presented in this proxy statement, the compensation package emphasizes variable
(performance driven) over fixed (base) compensation, and balances annual and longer term incentives. The key elements of Bausch & Lomb's executive compensation include base pay, incentive awards based on annual and long-term performance, and stock grants and options. Each of these elements is discussed in greater detail in the following sections.
As to incentive and stock-based compensation, the Company seeks to comply with Section 162(m) of the Internal
Revenue Code which limits deductibility of annual compensation exceeding one million dollars, unless plans providing such excess compensation enjoy shareholder approval and conform to guidelines stated in the tax regulations. Thus, both annual and long-term incentives conforming to the tax guidelines were submitted to and approved by the Company's shareholders in 1994.
Base Pay
Base pay levels and increases for each officer take into consideration the individual's current performance, experience, the scope and complexity of his or her position within the Company and the external competitive marketplace for comparable positions at peer companies.
Base pay for officers is reviewed twice each year, and generally adjusted annually. In 1994, the Company's average officer base compensation was at the 66th percentile of peer group officer base pay, as targeted by the Committee.
On December 13, 1993, the Committee recommended, and the
Board of Directors approved, a 5% increase in Mr. Gill's base salary, to $1,000,000 for 1994. In determining this salary, the Board considered the targeted percentile for aggregate compensation, the chief executive officer compensation (on a size adjusted basis) and compensation forecasts among the surveyed companies, as well as the 1993 financial and strategic performance of the Company, Mr. Gill's leadership role, and Mr. Gill's thirteen years of service as Chief Executive Officer. The Committee does not assign weights to the foregoing factors in its overall assessment. Based on this overall assessment of performance, leadership, and service, Mr. Gill's 1994 base pay was set at 12% above the midpoint of his salary grade.
Annual Incentive Awards
Under the Company's Executive Incentive Compensation
Program, corporate officers are eligible for annual incentive awards, based on a combination of corporate, individual and, for officers with operating unit responsibilities, operating unit performance. The bonus target for each officer is expressed as a percentage of base pay, falling within a range of 3065%, depending upon the position, with Mr. Gill's at 65%. These incentive targets are just below the average or 50th percentile of the peer group. They are based on a review of competitive bonus targets (also assessed annually in the survey of peer companies), and the Company's emphasis on performancerelated compensation. The minimum payout is zero, and the maximum payout is 175% of the target payment.
Under the annual incentive plan, objectives are established at the beginning of each year. Minimum and maximum performance levels are also defined. An individual's objectives may include corporate, division or individual goals or some combination of these. Mr. Gill's goals are based solely on the overall performance of the Company.
Company goals include the following criteria and weightings: sales growth, 30%; earnings growth, 30%;
return on equity, 30%; and improvement in aggregate customer satisfaction ratings from operating divisions, 10%. For officers managing operating units, the division goals generally include sales growth, earnings growth, asset management and other operating or strategic goals pertinent to that business.
Bausch & Lomb establishes performance goals, with a significant increase or reduction in incentive payments if actual performance exceeds or fails to meet specified levels.
In 1994, the Company did not meet its incentive targets, and Mr. Gill received no bonus. Bonus payouts for all other officers based on 1994 performance averaged 56% less than payouts for 1993 performance. Mr. Foster's annual bonus included an additional lump sum award of $24,509 above the calculated bonus, in lieu of a base pay increase foregone in 1994. Mr. Kanaley's calculated bonus rating was adjusted 10% in accordance with the provisions of the plan.
For 1994, a cash flow incentive plan was designed and implemented to heighten awareness and attainment of cash flow objectives. Mr. Gill was not eligible to participate in this plan. Each operating unit prepared a goal of cash flow in excess of operating plan goals. A pool equal to 2% of the incremental cash flow over plan was created.
The plan awarded up to 10% of base pay to nominated participants if both annual incentive and incremental cash flow goals were attained. Messrs. Kanaley and Foster earned $28,700 and $21,500, respectively. Officers as a group earned $131,365 in the cash flow plan.
Long-Term Incentive Awards
The package of long-term incentives offered to officers in 1994 included stock options and a long-term performance plan. Consistent with overall compensation philosophy, the package of long-term incentives is targeted at the 66th percentile of peer company long-term incentive awards.
Stock option awards are determined by reviewing peer group data, from which competitive multiples of pay are set for each salary grade. This percentage is multiplied by the salary midpoint and then divided by the stock price to set the number of options. The Committee may then vary the award based on factors which may include
Company or individual performance. In 1994, the Committee did not anticipate granting any standard stock option awards because in 1993 awards exceeded the calculated amount. However, 1994 stock price performance issues caused earlier awards to lose their retentive compensation value. To reestablish a modest retentive element of executive compensation, the Committee therefore approved option awards of nearly one-half of the calculated amount. These awards will vest over a three-year period.
Senior officers have been designated to participate in the Company's current Long-Term Performance Stock Plan I.
For the top three corporate positions, which include the Chief Executive Officer, Chief Administrative Officer and Chief
Financial Officer, three-year goals of cumulative sales growth and return on equity have been set annually by the Committee on Management. The performance matrix is relatively more sensitive to each percent of return on equity improvement than to each percent of sales growth.
The targets are based on Bausch & Lomb's long-term strategic plans and historic analysis of Bausch & Lomb and its peer companies' performance.
For the cycle starting in 1993, for officers who head major business units, three-year goals were based solely on key strategic financial measures for that operating unit such as sales and earnings growth, product development and manufacturing costs. The Company also set targets for officers in staff positions relevant to their functions; those officers are also rated on overall corporate performance with respect to return on equity and sales growth.
The target award for each officer is based on the scope and complexity of the position and competitive compensation data. At the beginning of each three-year cycle, the executive is credited with stock-related performance units valued at onehalf the target award for that cycle. During the cycle, the only payments actually received are "dividend equivalents" on the performance units equal to the dividends paid to shareholders on an equivalent number of shares of Common stock. For the cycle beginning in 1994, dividend equivalents are accrued. The award at the end of the cycle is based on actual performance compared to the defined goals.
Generally, half of the award is paid in cash, and the remainder is paid by converting the performance units
(adjusted to reflect actual performance) into stock. The plan is thus aligned with both financial results and shareholder value, as the percentage payout of cash and units varies with financial performance, and the value of the units varies with the stock price. For the cycle beginning in 1993, the cash payout may range from 0200%, and the performance unit payout may range from 50200% of the targeted award.
The Company's sales growth and return on equity over the three-year cycle, 1992, 1993 and 1994, did not meet the established goals, resulting in no payout to Mr. Gill or any other officer under the Long-Term Incentive Plan.
For the long-term performance cycle which covered the years 1993, 1994 and 1995, officers were eligible for minimum pro rata payouts if goals were clearly unachievable. Messrs. Foster and Sassano received threshold, pro rata payouts under the Plan feature amounting to cash of $19,892 and $0 and shares of 385 and 333, respectively. Officers as a group received payouts of $181,548 and 3,850 shares of stock.
Based on projected financial results, no future payout to remaining participants is anticipated for corporate results; 30% of the original participants anticipate some payout based on individual and division goal achievement.
Supplemental Executive Retirement Plan
An additional key element of total compensation for Messrs. Gill and Holmes is the Supplemental Executive
Retirement Plan ("SERP")I and the associated tax payments made with respect to Plan contributions on behalf of the participants. In 1985, the Company put this Plan in place for Messrs. Gill and Holmes, funded by life insurance to minimize the cost to the Company. This Plan was designed to provide a competitive retirement benefit
(60% replacement ratio) for senior officers who forfeited accrued retirement benefits by coming to Bausch & Lomb in mid-career. As this benefit has neither the tax advantages nor the security of a tax-qualified government insured plan, it is being currently expensed and funded in secular trusts. Contributions to the trusts are taxable income to the participants, and the income presented in this proxy statement for Messrs. Gill and Holmes includes payments to offset the income tax liability. Mr. Kanaley participates in Supplemental
Executive Retirement Plan II, which is described on page
33.  Mr. Zarrella also participated in this Plan.  Mr.
Sassano participates in Supplemental Executive Retirement
Plan III, which is described on page 33. Mr. Foster participates in a separate Supplemental Executive Retirement Plan established by the Company's Charles River Laboratories, Inc. subsidiary, described on page 33. Contributions made under the SERP
II and III and Charles River SERP Plans do not result in taxable income to the participants.
Awards Under The Stock Incentive Plan
Under the Company's 1990 Stock Incentive Plan, which was approved by the shareholders, officers of the Company are eligible to receive awards of stock options and stock grants, as approved by the Committee. Guidelines for stock options and stock grants are based on competitive survey data (as described above) in combination with an internal assessment of the scope and complexity of the executive's position. For each officer position, a target stock award is defined as a multiple of pay (the target amount for options is below the targeted percentile for aggregate compensation). That dollar amount is then divided by the current stock price to determine the number of shares. The Committee reviews the competitiveness of the target awards annually. Each officer's performance is reviewed to determine if a target, maximum, minimum or no stock option award will be made. In 1994, the Committee elected to reduce option awards to approximately one-half of the calculated amount, as discussed on page 18. The 1994 options will vest over three years.
All stock options granted to date are priced at the fair market value of the underlying stock as of the date of the grant. In 1994, Mr. Gill received options on 27,948 shares of Bausch & Lomb stock with an exercise price of $35.5625 per share (i.e., the fair market value of the Company's stock on the date of grant). This award was equal to approximately half of the calculated award.
Stock grants may be awarded periodically to officers of the Company. Stock grants which vest based on stock performance are being awarded in 1995 in lieu of future long-term incentive cycles. This approach, which is expected to continue, will further emphasize officer stock ownership and alignment with shareholder value.
Conclusion
Each element of the officer compensation package is reviewed by the Committee on Management to ensure that base pay and incentive opportunities are at competitive levels and to provide incentive systems reflecting strong financial performance and an alignment with shareholder interests. In sum, we believe the total compensation philosophy and compensation program serve the best interests of the shareholders.
Committee on Management
Ruth R. McMullin, Chair
Bradford R. Boss


				William H. Waltrip

Compensation Tables
The individuals named in the following tables include the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company as of December 31, 1994, and the Company's former
President and Chief Operating Officer, who resigned from the Company late in 1994.

Summary Compensation Table


ANNUAL COMPENSATION
	                                                   					Other
Name					                                               	Annual
and					                                                	Compen-
Principal		              Salary	         	Bonus         	sation
Position	       Year     ($)		           ($)	            ($) <F1>
_________	      ____	    ______		        _____           ________
D.E. Gill	      1994	    $1,000,000	     $0             $624,912
Chairman	       1993	    $  950,000	     $680,000       $900,474
and CEO	        1992	    $  900,000	     $745,000       $621,661
R.L. Zarrella   1994	    $  519,568	     $0             $54,197
President and   1993	    $  470,833	     $285,000       $79,552
COO <F4>	       1992	    $  353,333	     $180,000       $27,675
J.T. Holmes	    1994	    $  336,000	     $0             $138,987
Sr. V.P. and	   1993	    $  320,000	     $176,000       $218,390
Chief	          1992	    $  305,000	     $176,000       $97,230
Administrative
Officer
J.E. Kanaley	   1994	    $  287,000	     $173,994       $31,617
Sr. V.P. and	   1993	    $  275,000	     $175,000       $33,291
President		     1992	    $  262,000	     $150,000       $24,645
Personal Products
Division and Global
Business Manager -
Lens Care Products
J.C. Foster	    1994	    $  215,000	     $167,481       $25,635
Sr. V.P. and	   1993	    $  215,000	     $103,953       $31,643
President and   1992	    $  195,167	     $ 83,668       $16,067
CEO - Charles
River
Laboratories, Inc.
C.E. Sassano	   1994	    $  259,000	     $ 56,818       $19,595
Sr. V.P. and	   1993	    $  250,000	     $116,000       $21,654
President		     1992	    $  225,000	     $ 92,000       $16,083
Contact Lens
Division and Global


Business Manager -
Contact Lens Products

<F1> The numbers reported in this column for 1994 include
$507,289 and $88,163 paid to Messrs. Gill and Holmes, respectively, to offset tax liabilities incurred under the Company's Supplemental Executive Retirement Plan I, which is described on page 33.

LONG TERM COMPENSATION
                     		AWARDS				                   PAYOUTS
		                     _____________________	       ________    _________
				                              Securities
		                     Restricted	Underlying	                  	All Other
		                     Stock		    Options/	         LTIP	       Compen-
		                     Award(s)		 SARs	             Payouts	    sation
	             Year     ($) <F2>		 (#)	              ($)	        ($) <F3>
             	____     ________		 _______	          ________    __________
						                                              (Cash and
						                                              Stock)
D.E. Gill     1994     $0         27,948	           $      0    $31,239
	             1993     $0         157,944	          $378,721    $56,619
	             1992     $0         69,876	           $409,034    $71,710
R.L. Zarrella <F4>
            		1994	    $0	        12,360	           $	     0    $16,545
		            1993	    $0	        70,000	           $239,441    $24,337
		            1992	    $0	        18,000	           $166,375    $23,882
J.T. Holmes
		            1994	    $0		       5,670	            $     	0    $11,328
		            1993	    $0	        32,040	           $128,786    $16,385
		            1992	    $0	        14,160	           $139,004    $21,123
J.E. Kanaley
		            1994	    $0       		4,200	            $	     0    $9,469
		            1993	    $0	        23,472	           $ 90,770    $13,865
		            1992	    $0		       8,640	            $ 97,835    $18,315
J.C. Foster
		            1994	    $0		       2,700	            $ 33,367    $0
		            1993	    $0	        15,100	           $	     0    $0
		            1992     $113,912		 6,690	            $	     0    $0
C. E. Sassano
		            1994     $ 78,238		 3,510	            $ 17,233    $8,496
		            1993	    $0	        19,560	           $	     0    $10,731
		            1992	    $0		       6,690	            $     	0    $11,463

<F2> All of the restricted stock awards reported in this
column vest annually in one-third increments over a three year period or at the end of three years.
Dividends are paid to the holders of all restricted stock. At December 31, 1994 the aggregate number of shares and corresponding value of restricted stock owned by the named individuals was as follows: Mr. Foster, 770 shares valued at $26,084, and Mr. Sassano, 2,200 shares valued at $74,525.
<F3> The amounts reported in this column for 1994
consist solely of the Company's matching contributions under its 401(k) plan and 401(k) excess plan.
<F4> Resigned, effective November 30, 1994.

OPTION/SAR Grants in Last Fiscal Year
Individual Grants
__________________________________________________________
		             Number of		     % of
        	     	Securities      Total
	              Underlying      Options/SARs
		             Options/		      Granted to      Exercise
		             SARs		          Employees       or Base
       		      Granted		       In Fiscal       Price        Expiration
Name		         (#) <F2>	 	     Year <F3>       ($/Sh)<F4>   Date
____		         _______	       	__________      ________     __________

All
share-
holders
All				                                        $31.625 to
optionees	     432,485	        100.00%	        $35.5625    	2004 <F5>
Gain to all
optionees
as a percent
of gain to
shareholders
D.E. Gill	     27,948          6.46%	          $35.5625	    July 25, 2004
Gain to CEO
as a percent
of gain to
shareholders
R.L. Zarrella  12,360	         2.86%	          $35.5625   	 July 25, 2004
J.T. Holmes	   5,670	          1.31%	          $35.5625	    July 25, 2004
J.E. Kanaley	  4,200	          0.97%	          $35.5625	    July 25, 2004
J.C. Foster	   2,700	          0.62%	          $35.5625	    July 25, 2004
C. E. Sassano  3,510	          0.81%	          $35.5625	    July 25, 2004

<F2> All options granted to the named executives in 1994
vest annually in one-third increments. All options granted to the named executives have attached to them limited Stock Appreciation Rights, which only become exercisable in the event of a change in control.
<F3> Based on total number of options granted to
employees equal to 432,485.
<F4> Fair market value at date of grant.
<F5> Options were granted at various times during 1994 to
employees other than named executive officers.

Potential Realizable Value at Assumed Annual
Rates of Stock Price Appreciation for Option Term
<F1>
_____________________________________________________
		                      0%		                    5%
	                 Stock     Dollar	      Stock     Dollar
Name	             Price     Gain	        Price<F6> Gain
____	             _____     _____	       ________  ______
All
share-
holders	         $35.5625   $0		         $57.93    $1,319,682,500 <F7>
All
optionees	       $35.5625   $0		         $57.93	   $9,673,608
Gain to all
optionees as
a percent
of gain to
shareholders                                       0.73%
D.E. Gill	       $35.5625   $0		         $57.93	   $625,127
Gain to CEO
as a percent
of gain to
shareholders								                               0.05%
R. L. Zarrella   $35.5625   $0		         $57.93	   $0
J. T. Holmes	    $35.5625   $0		         $57.93	   $126,824
J. E. Kanaley    $35.5625   $0		         $57.93	   $93,944
J. C. Foster	    $35.5625   $0		         $57.93	   $60,392
C. E. Sassano    $35.5625   $0		         $57.93	   $78,510

<F1> There is no assurance that the value realized by an
optionee will be at or near the amount estimated using this model. These amounts rely on assumed future stock price movements which cannot be predicted accurately.
<F6> Fair market value of stock at end of actual option
term (10 years), assuming annual compounding at the stated value.
<F7> Total dollar gains based on assumed annual rates of
appreciation and calculated on 59,000,000 outstanding shares.

Potential Realizable Value at Assumed Annual
Rates of Stock Price Appreciation for Option
Term <F1>
                                					10%
			                        Stock			             Dollar
Name			                    Price <F6>			        Gain
____			                    ________			          _______
All
share-
holders			                 $92.24               $3,343,972,500 <F7>
All
optionees	                 $92.24	              $24,512,169
Gain to all
optionees as
a percent
of gain to
shareholders                                    0.73%
D. E. Gill	               $92.24	               $1,584,023
Gain to CEO
as a percent
gain to
shareholders                              				  0.05%
R. L. Zarrella	          $92.24	                $	      0
J. T. Holmes	            $92.24	                $	321,361
J. E. Kanaley	           $92.24	                $	238,046
J. C. Foster	            $92.24	                $	153,029
C. E. Sassano	           $92.24	                $	198,938

<F1> There is no assurance that the value realized by an
optionee will be at or near the amount estimated using this model. These amounts rely on assumed future stock price movements which cannot be predicted accurately.
<F6> Fair market value of stock at end of actual option
term, assuming annual compounding at the stated value.
<F7> Total dollar gains based on assumed annual rates of
appreciation and calculated on 59,000,000 outstanding shares.

Aggregated Option/SAR Exercises in Last Fiscal Year
and FY-End Option/SAR Values
	                         Shares Acquired	         Value
Name                     	on Exercise (#)          Realized($)<F1>
____	                     _______________          ______________
D. E. Gill		              0		                      $      0
R. L. Zarrella		          4,080		                  $ 58,776
J. T. Holmes		            4,680		                  $ 66,835
J. E. Kanaley             5,400                    $139,217
J. C. Foster	             0             		         $      0
C. E. Sassano             0		                      $      0

<F1> Market Value of Company's Common stock at
exercise or year-end, minus the exercise price.

Aggregated Option/SAR Exercises in Last
Fiscal Year and FY-End Option/SAR Values
                             	Number of
	                             Securities	           Value of
	                             Underlying	           Unexercised,
                             	Unexercised	          In-the-Money
	                             Options/SARs	         Options/SARs
                             	at FY-End (#)	        at FY-End ($)

	                             Exercisable/	         Exercisable/
Name	                         Unexercisable         Unexercisable<F1>
____	                         _____________         ________________
D. E. Gill	                   256,668/169,698      	$114,848/$0
R. L. Zarrella                107,548/0            	$421,532/$0
J. T. Holmes	                 64,208/34,420        	$100,938/$0
J. E. Kanaley                 70,374/24,684        	$471,339/$0
J. C. Foster	                 18,029/16,255		       $7,426/$0
C. E. Sassano                 27,356/20,410		       $13,748/$0

<F1> Market value of Company's Common stock at
exercise or year end, minus the exercise price.

Long-Term Incentive Plan Awards in Last Fiscal Year <F1>

                           		Number of	           Performance or
		                           Shares, Units	       Other Period
		                           or Other	            Until Maturation
Name		                       Rights (#)<F2>	      of Payout
____		                       _____________	       ________________
D. E. Gill		                 4,712	               3 years
R. L. Zarrella		             3,131	               3 years
J. T. Holmes		               1,825           	    3 years

<F1> Under the Long Term Performance Stock Plan, three-
year performance targets have been established each year.
At the beginning of each three-year cycle, each
participant is granted a number of performance units
equal to one-half of the target award.  Dividend
equivalents are accrued on these units during the
performance cycle.  The payout at the end of each cycle
is determined based on actual performance, and generally
will be paid one-half in cash and the remainder through a
conversion of the performance units into stock. See
further discussion of the Long-Term Performance Stock
Plan on pages 17-18.  Messrs. Kanaley, Foster and
Sassano, the other three individuals named in the
compensation tables, are not listed because they did not
participate in the longterm incentive cycle which began
in	1994.  However, each of them participated in his division's
long-term incentive cycle which began in 1993 as described on page 18.
<F2> The number of units is equal to the target share
payout. Prior to payout, dividend equivalents are accrued on these units.

Long Term Incentive Plan Awards in Last Fiscal Year <F1>
                                 			Estimated Future Payouts
                                    Under Non-Stock Price Based Plans
                                    _________________________________
			                                 Threshold	    Target     	Maximum
Name			                             ($ or #)	     ($ or #)    ($ or #)
____			                             _________	    ________    ________
D. E. Gill	     cash                0	            $245,025    $490,050
	               shares         	    0	            4,712       9,424
R. L. Zarrella  cash		              0	            $162,800    $325,600
	               shares	             0	            3,131       6,262
J. T. Holmes	   cash		              0	            $ 94,875    $189,750
	               shares	             0	            1,825       3,650

<F1> Under the Long-Term Performance Stock Plan, three-
year performance targets have been established each year.
At the beginning of each three-year cycle, each participant is granted a number of performance units equal to one-half of the target award. Dividend equivalents are accrued on these units during the performance cycle. The payout at the end of each cycle is determined based on actual performance, and generally will be paid one-half in cash and the remainder through a conversion of the performance units into stock. See further discussion of the Long-Term Performance Stock
Plan on pages 17-18.  Messrs. Kanaley, Foster and
Sassano, the other three individuals named in the compensation tables, are not listed because they did not participate in the longterm incentive cycle which began in 1994. However, each of them participated in his division's long-term incentive cycle which began in 1993 as described on page 18.

[Comparison of Five-Year Cumulative Total Shareholder
Return Table]
Graph required by 402(l) of Regulation S-K containing the data points and data set forth in the chart below.

Cumulative Total Shareholder Return<F1>
December 1989 through December 1994
                                   		S&P
Date              Bausch & Lomb      Health Care     S&P 500
December 1989     $100.00	           $100.00         $100.00
December 1990	    111.48	            119.04          96.89
December 1991	    185.01	            190.26          126.28
December 1992	    176.63	            164.01          135.88
December 1993	    169.02	            151.56          149.52
December 1994	    114.52	            171.19          151.55
<F1>  Assumes $100 invested on last day of December
1989. Dividends are reinvested quarterly.

The Standard & Poor's Health Care Composite Group consists of the following companies:
Abbott Laboratories
Allergan Incorporated
Alza Corporation
American Home Products Corporation
Amgen Inc.
Bard (C. R.) Inc.
Bausch & Lomb Incorporated
Baxter International Inc.
Becton Dickinson and Company
Beverly Enterprises, Inc.
Biomet, Inc.
Bristol-Myers Squibb Company
Columbia HCA Healthcare VTG
Community Psychiatric Centers
Eli Lilly and Company
Johnson & Johnson
Mallinckrodt Group Inc.
Manor Care, Inc.
Medtronic, Inc.
Merck & Co., Inc.
National Medical Enterprises, Inc.
Pfizer, Inc.
Schering-Plough Corporation
St. Jude Medical, Inc.
U.S. Healthcare Inc.
United Healthcare Corp.
The Upjohn Company
U.S. Surgical Corp.
Warner-Lambert Company

Defined Benefit Retirement Plans
Under the Company's Retirement Benefits Plan, all employees of the Company and of certain subsidiaries who have reached age 21 and have at least one year of service are participants. Employees are permitted to make additional contributions as set forth in the Plan.
Monthly benefits paid under the Plan are based on employee earnings as defined in the Plan, Social Security Covered
Compensation, and credited years of service at the time of retirement. Noncontributing employees accrue benefits at the rate of 1.25% of their earnings up to Social Security
Covered Compensation, and contributing employees additionally accrue a benefit of 1.55% of their earnings over Social Security Covered Compensation. Benefits vest after five years of service as defined in the Plan.
Benefits for all years prior to 1991 are based on earnings during the five-year period 1986 through 1990. Assuming continued employment to normal retirement age, the estimated annual benefits payable upon retirement at normal retirement age for each of the eligible individuals named in the Summary Compensation Table are as follows:
Mr. Gill, who is a noncontributing participant, $5,166;
Messrs. Holmes, Kanaley and Sassano, who are contributing participants, $66,262, $75,685 and $105,730, respectively.
Mr. Zarrella, who is a vested terminee, has a retirement accrual of $10,468.
In addition, the Company maintains a separate Retirement
Benefit Restoration Plan which provides eligible employees additional retirement benefits which would otherwise be provided under the Retirement Benefits Plan but are excluded from that Plan by specific federal regulatory limitations. Mr. Sassano is a vested participant under this Plan. Assuming continued employment to normal retirement age, the estimated annual benefits payable to him from this Plan upon retirement at normal retirement age is $142,245.
Mr. Foster participates in the Charles River Laboratories,
Inc. Pension Plan, which is similar to the Company's
Retirement Benefits Plan described above, except that employees do not contribute to the Charles River Plan, and benefits accrue at the rate of 1.125% of the employee's final five-year average compensation. Assuming continued employment to normal retirement age, the estimated annual benefit payable upon retirement to Mr. Foster is $71,000.
The Company maintains three Supplemental Executive
Retirement Plans ("SERP"), under which officers may become eligible for retirement benefits in addition to those provided under the Company's Retirement Benefits Plan. In addition, the Company's subsidiary, Charles River
Laboratories, Inc., maintains a separate Supplemental
Executive Retirement Plan, which is discussed below. No officer is eligible to participate in more than one
Company SERP, and the officers named in the Summary
Compensation Table are each participants in one of the SERP described below. Participants who vest under SERP I or II will receive annual benefits, payable monthly, in an amount equal to a percentage of their final average compensation. The percentage used is a function of age at retirement: 32% at age 55 (or in the case of SERP I, age 55 or below), and up to 60% at age 62. For
SERP III, benefits are based on a rate of 0.5% of final average compensation for each year of officer service with a limitation that total retirement benefits payable from this Plan are restricted to a maximum which, in total with benefits provided by other Company plans, does not exceed
60% of final average earnings. A limited retirement benefit also vests upon the completion of either one or five years of designated service, depending on the plan, and the plans provide for the payout of the net present value of all benefits in the event of a change in control of the Company.
Messrs. Gill and Holmes have vested under SERP I, and Messrs. Zarrella and Kanaley have vested under SERP II.
The anticipated benefits payable to eligible participants are funded through trusts established for these purposes, and SERP I provides for the reimbursement to vested participants in that plan of tax liabilities associated with funding their trusts. The estimated annual after-tax benefits payable at normal retirement age for Messrs. Gill and Holmes under SERP I are $681,109 and $343,818, respectively.
The estimated pretax benefit payable at normal retirement age for Mr. Kanaley under SERP II is $461,724. For Mr. Zarrella, who is a vested terminee, the benefit at age 55 is $69,565.
The estimated pre-tax benefit payable at normal retirement age for Mr. Sassano under SERP III is $124,263.
Mr. Foster is fully vested in an Executive
Life/Supplemental Retirement Income Plan maintained by
Charles River Laboratories, Inc. This Plan is funded through insurance policies purchased on the participants' lives. Annual benefits under this Plan will equal a percentage of final average compensation, less amounts payable under Charles River's Pension Plan and an offset for Social Security benefits received by the participant.
The age-based percentages are 46% at age 59, and up to 55% at age 62 and over. Participants vest as to 50% of the total benefit after five years of designated service, with a 10% incremental increase in vesting percentage for each year thereafter. The estimated pre-tax benefit payable at normal retirement age under this Plan for Mr. Foster is $83,000.
Related Transactions and Employment Contracts
In connection with Class B shares purchased under the Company's Stock Incentive Plans, the Company may loan the participant an amount equal to the full amount of the purchase price of those shares, in which case the shares are deposited with the Company as collateral for the loan.
The rate of interest on loans to participants is the lesser of
(i) the applicable federal rates announced monthly by the Internal Revenue Service pursuant to Section 1274(d) of the Internal Revenue Code of 1986, or (ii) 6% (if made between July 1, 1975 and June 30, 1981), or 9% (if made after June 30, 1981). To the extent applicable, the largest aggregate amount of indebtedness outstanding which exceeded $60,000 at any time since December 31, 1993 for each of the individuals named in the preceding compensation tables was as follows: Mr. Gill, $515,971;
Mr. Holmes, $380,032; Mr. Kanaley, $420,938; Mr. Foster,
$183,633; Mr. Sassano, $197,860; and all executive officers and directors as a group, $3,969,810. As of February 28, 1995, the outstanding amount of such indebtedness was as follows: Mr. Gill, $510,560; Mr.
Holmes, $377,121; Mr. Kanaley, $417,260; Mr. Foster, $181,777; Mr.
Sassano, $195,861; and all executive officers and directors as a group, $3,746,136.
The Company has entered into agreements, for an indefinite term, with all persons named in the preceding compensation table. Each agreement provides that, in the event of a change in control (as defined in the agreements) which is followed within three years by (i) termination of the officer's employment, (ii) a downgrading of his position, or (iii) voluntary termination under circumstances specified in the agreements, the officer will be entitled to: (a) salary and pro rata bonus then due; and (b) a lump sum separation payment equal to three times annual base salary and bonus as determined under the agreements. Each officer will also be entitled to a continuation of certain benefits and perquisites for up to three additional years.
These benefits and perquisites may be reduced by corresponding benefits or perquisites provided by a subsequent employer during the period in which they are provided.
Appointment of Independent Accountants
The Board of Directors has unanimously approved and voted to recommend to shareholders that Price Waterhouse LLP be appointed as independent accountants of the Company for 1995. They have been independent accountants of the Company since 1927. A representative of Price Waterhouse
LLP plans to be present at the meeting, will have the opportunity to make a statement and is expected to be available to respond to questions.
Shareholder Proposals
In order to be eligible for inclusion in the Company's proxy materials for next year's annual meeting of shareholders, any shareholder proposal (other than the submission of nominees for directors) must be received by the Company at its principal executive offices not later than the close of business on November 24, 1995.
Other Matters
The Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matters for action at this meeting other than those specifically referred to in this proxy statement.
If any other matters properly come before the meeting, it is intended that the holders of the proxies will act in respect thereof in accordance with their best judgment.
The Company has purchased insurance from the Chubb Group and American International Group insuring the Company against obligations it might incur as a result of the indemnification of its directors and officers for certain liabilities they might incur, and insuring such directors and officers for additional liabilities against which they may not be indemnified by the Company. This insurance was renewed effective January 30, 1995 for a period of one year at a cost of $508,735.
The cost of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, some of the officers and regular employees of the Company, without extra remuneration, may solicit proxies personally or by telephone, telefax or similar transmission. The Company has retained Georgeson
& Co. to aid in the solicitation of proxies for shares held of record by banks, brokers and other custodians, nominees and fiduciaries. The Company will pay Georgeson
& Co. an anticipated fee of $10,000, plus expenses, for these services, and will also reimburse such record holders for their expenses in forwarding proxies and proxy soliciting material to the beneficial owners of the shares held by them.
According to rules of the Securities and Exchange
Commission ("SEC"), the information presented in this proxy statement under the captions "Report of the Committee on Management" and "Comparison of Five-Year
Cumulative Total Shareholder Return" shall not be deemed to be "soliciting material" or to be filed with the SEC under the Securities Act of 1933 or the Securities
Exchange Act of 1934, and nothing contained in any previous filings made by the Company under the aforementioned Acts shall be interpreted as incorporating by reference the information presented under the specified captions.
March 23, 1995

EXHIBIT A
ANNUAL MEETING RESERVATION
Tuesday, April 25, 1995
10:30 a.m. Eastern Daylight Time
Hyatt Regency, Grand Ballroom


125 East Main Street, Rochester, New York
If you plan to attend the meeting, please fill out and return this form with your executed proxy. An identification card will be waiting for you at the registration desk on the day of the meeting.
NAME:
please print
ADDRESS:
CITY:
STATE
ZIP

EXHIBIT B
BAUSCH & LOMB INCORPORATED
PROXY CARD
The undersigned hereby appoints D. E. Gill, J. T.
Holmes and S. A. Hellrung, or any one or more of them, with full power of substitution, attorneys and proxies to represent the undersigned at the annual meeting of shareholders of the Company to be held on April 25, 1995 and at any adjournment thereof, with all the power which the undersigned would possess if personally present, and to vote, as specified on the reverse side, all shares of stock which the undersigned may be entitled to vote at said meeting.
/ X / Please mark votes as in this example.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
ELECTION OF DIRECTORS AND "FOR" THE RATIFICATION OF
PRICE WATERHOUSE AS INDEPENDENT ACCOUNTANTS.
1.  ELECTION OF DIRECTORS:
Nominees:  WILLIAM BALDERSTON III, BRADFORD R. BOSS,
KENNETH L. WOLFE
		/_ / FOR
		/_ / WITHHELD
/_ / _______________________________________
	For all nominees except as noted above.
2.  Ratification of Price Waterhouse as
independent accountants for 1995.
		/_ / FOR
		/_ / AGAINST
		/_ / ABSTAIN
3. In accordance with their judgment in connection with the transaction of such other business, if any, as may properly come before the meeting.



Mark here for address change and note at left /_ /
THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF
DIRECTORS. PLEASE DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE. IF NOT OTHERWISE MARKED, THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED FOR MATTERS 1, 2 AND 3.
Signature:
Date:
Signature:
Date:
NAME OF SHAREHOLDER SHOULD BE SIGNED EXACTLY AS IT APPEARS ON THIS
PROXY.